Exhibit 32: Certifications Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-KSB of Youbet.com, Inc. (the “Company”) for the period ended December 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Charles F. Champion, Chief Executive Officer of Youbet, and I, Gary W. Sproule, Chief Financial Officer of Youbet, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)  the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Youbet.

March 8, 2004	By: /s/	Charles F. Champion

Charles F. Champion President and Chief Executive Officer

March 8, 2004	By: /s/	Gary W. Sproule

Gary W. Sproule Chief Financial Officer

A signed original of this written statement required by Section 906, or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Youbet.com, Inc. and will be retained by Youbet.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the Annual Report on Form 10-KSB to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Youbet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Annual Report on Form 10-KSB, irrespective of an general incorporation language contained in such filing).